GOLDEN OAK(R) FAMILY OF FUNDS
Golden Oak(R) Growth Portfolio
Golden Oak(R) Value Portfolio
Golden Oak(R) Small Cap Value Portfolio
Golden Oak(R) International Equity Portfolio
Golden Oak(R) Intermediate-Term Income Portfolio
Golden Oak(R) Michigan Tax Free Bond Portfolio
Golden Oak(R) Prime Obligation Money Market Portfolio
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Supplement to Statement of Additional Information dated March 31, 2003

Under the heading entitled "DETERMINATION OF NET ASSET VALUE," please remove the accompanying disclosure and replace it with the following:


     "Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities owned by Golden Oak(R) Prime Obligations Portfolio, and fixed income securities of other Portfolios, with remaining maturities of less than 60 days at the time of purchase, may be valued at amortized cost; and

o for all other securities at fair value as determined in good faith by the Board.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities."


                                                               November 18, 2003

Golden Oak(R) Family of Funds
c/o Federated Shareholder Services Company
5800 Corporate Drive
Pittsburgh, PA 15237-7010

Cusip       38113Q601
Cusip       38113Q858
Cusip       38113Q106
Cusip       38113Q809
Cusip       38113Q866
Cusip       38113Q205
Cusip       38113Q403
Cusip       38113Q700
Cusip       38113Q841
Cusip       38113Q882
Cusip       38113Q833
Cusip       38113Q304
Cusip       38113Q874
Cusip       38113Q502
29380 (11/03)